UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 29, 2006
(Date of earliest event reported)
BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (808) 525-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On March 29, 2006 BancWest Corporation issued a News Release announcing that it will discontinue filing reports with the Securities and Exchange Commission. The News Release is furnished as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: March 29, 2006

BANCWEST CORPORATION
By:	/s/ Douglas C. Grigsby
Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer